UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2018
____________________________________
CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive, Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 12, 2018, the Board of Directors (the “Board”) of Chart Industries, Inc. (the “Company”) took the following actions:

•
Jillian C. Evanko, who had been serving as the Company’s Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer, was named as the Company’s Chief Executive Officer and President, and she was elected to the Board. Ms. Evanko will continue to serve as Chief Financial Officer of the Company on an interim basis;

•
William C. Johnson, who had been serving as the Company’s Chief Executive Officer, President and Chairman of the Board, was terminated without cause, in accordance with his employment agreement, effective as of the close of business on June 11, 2018;

•	Steven W. Krablin, who had been serving as the Lead Independent Director of the Board, was elected as Chairman of the Board; and

•	Michael Schmit was elected as the Company’s Chief Accounting Officer in addition to his existing role as Corporate Controller.

The Compensation Committee of the Board will review the compensation arrangements for Ms. Evanko and Messrs. Krablin, and Schmit in connection with their new appointments. The Company will file an amendment to this Current Report on Form 8-K once such arrangements, as well as any additional separation arrangements for Mr. Johnson, have been finalized.

Ms. Evanko, age 40, previously served as Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of the Company, and will continue to serve as Chief Financial Officer of the Company on an interim basis. Ms. Evanko joined the Company on February 13, 2017 as Vice President of Finance after serving as the Vice President of Truck-Lite Co., LLC since October 2016. Prior to her position at Truck-Lite Co., LLC, Ms. Evanko held multiple executive positions at Dover Corporation and its subsidiaries, including the role of Vice President and Chief Financial Officer of Dover Fluids since January 2014. Prior to joining Dover in 2004, Ms. Evanko worked in valuation services at Arthur Andersen, LLP and also held audit and accounting roles for Honeywell and Sony Corporation of America. Ms. Evanko holds a bachelor’s degree in finance and history from La Salle University and a master’s degree in business administration from the University of Notre Dame.

There are no arrangements or undertakings between Ms. Evanko and any other persons pursuant to which she was selected to serve as the Company’s Chief Executive Officer and President, nor are there any family relationships between Ms. Evanko and any of the Company’s directors or executive officers. Ms. Evanko has no material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Krablin, age 68, has served as a member of the Board since July 2006 and has been the Lead Independent Director since June 2015. Mr. Krablin served as President, Chief Executive Officer and Chairman of the Board of T-3 Energy Services, Inc. (“T-3”), an oilfield services company that manufactured products used in the drilling, production and transportation of oil and gas, from March 2009 until the sale of T-3 in January 2011. Prior to his employment with T-3, Mr. Krablin was a private investor since April 2005, and previously served as Senior Vice President and Chief Financial Officer of National Oilwell, Inc., a manufacturer and distributor of oil and gas drilling equipment and related services and products, and Senior Vice President and Chief Financial Officer of Enterra Corporation until its merger with Weatherford International, Inc.

Mr. Schmit, age 45, has served as Corporate Controller of the Company since October 2017. Mr. Schmit joined the Company in March 2017 as Assistant Corporate Controller, and prior to joining the Company, Mr. Schmit served in various roles at Georgia-Pacific LLC from February 2007 until March 2017, most recently as Director – Internal Audit from June 2014 to February 2017. Prior to joining Georgia-Pacific in February 2007, Mr. Schmit worked in financial reporting and technical accounting at Arby’s Restaurant Group (formerly RTM Restaurant Group) and also served as a manager at Ernst & Young LLP.

There are no arrangements or undertakings between Mr. Schmit and any other persons pursuant to which he was selected to serve as the Company’s Chief Accounting Officer, nor are there any family relationships between Mr. Schmit and any of the Company’s directors or executive officers. Mr. Schmit has no material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the foregoing actions, as well as reaffirming previously issued guidance, is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The Company’s press release furnished herewith shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

The Company’s press release furnished herewith includes certain non-GAAP financial measures with respect to the Company’s projected full year earnings outlook. With respect to the Company’s full year earnings outlook, the Company is not able to provide a reconciliation of adjusted earnings per diluted share because certain items may have not yet occurred or are out of the Company’s control and/or cannot be reasonably predicted.

Certain statements made in the Company’s press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “outlook,” “guidance,” “continue,” or the negative of such terms or comparable terminology.

Forward-looking statements contained in the Company’s press release or in other statements made by the Company are made based on management’s expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include those found in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully, as well as risks and uncertainties related to the integration of the Hudson and VCT Vogel businesses with the Company’s, and risks and uncertainties associated with the strategic review process underway with respect to the BioMedical segment, and the results of such process, including any possible divestiture or transaction, and the uncertainty whether any such possible transaction is completed, and if so, the terms, structure and timing of any such transaction. The Company undertakes no obligation to update or revise any forward-looking statement.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release of Chart Industries, Inc., dated June 13, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: June 14, 2018
By: /s/ Jillian C. Evanko Jillian C. Evanko Chief Executive Officer, President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Chart Industries, Inc., dated June 13, 2018